AMENDMENT NO. 2
                          TO THIRD AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


                  AMENDMENT NO.2 TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("this Amendment"), dated as of February 28, 2003, among SWEETHEART CUP COMPANY INC., a Delaware corporation (the "Borrower"), SWEETHEART HOLDINGS INC., a Delaware corporation ("Holdings"), the lending institutions party hereto and BANK OF AMERICA, N.A., as Agent (the "Agent").

                  WHEREAS, the Borrower, Holdings, the lenders party thereto and the Agent entered into a certain Third Amended and Restated Loan and Security Agreement, dated as of March 25, 2002 as amended (such agreement as amended being referred to herein as the "Loan and Security Agreement"), pursuant to which such lenders have agreed, subject to certain terms and conditions, to make revolving advances and term loans to the Borrower and to issue or to cause the issuance of letters of credit for the account of the Borrower;

                  WHEREAS, the Borrower, Holdings, the Lenders and the Agent desire to amend the Loan and Security Agreement;

                  NOW, THEREFORE, the Borrower, Holdings, the Lenders and the Agent hereby agree as follows:

                  SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Loan and Security Agreement.

                  SECTION 2. AMENDMENTS. The Loan and Security Agreement shall be, and upon the fulfillment of the conditions set forth in Section 4 hereof is, amended as follows:

                  2.1. The definition of "Availability" in Section 1.1 of the Loan and Security Agreement is amended by (i) deleting the word "or" immediately before clause (a)(iii) thereof and (ii) adding the following clause immediately after such clause (a)(iii) before the semicolon:

                  "or (iv) if and so long as any Senior Exchange Notes remain outstanding, the limitation in the indenture governing the Senior Exchange Notes corresponding to the limitation in the indenture governing the Senior Subordinated Notes referred to in clause (iii) above (or if there is no corresponding limitation in the indenture governing the Senior Exchange Notes, the maximum amount (if applicable) permitted under the indenture governing the Senior Exchange Notes that the
                  Borrower may borrow under the revolving credit facility provided hereunder, which limitation shall be separate from any provision in such indenture permitting the Term Loans)"

                  2.2. The definition of "Change of Control" in Section 1.1 of the Loan and Security Agreement is amended by adding the words ", the Senior Exchange Notes" immediately before the words "or the Senior Replacement Notes" in clause (v) of such definition.

                  2.3.   The definition  of "Fixed Charge Component"  in Section
1.1 of the Loan and Security Agreement is amended by adding the words ", the Senior Exchange Notes" immediately before the words "or the Fonda Senior Subordinated Notes" in clause (y) of the parenthetical contained in clause (iv) of such definition.

                  2.4.   New  definition  "Senior  Exchange  Notes"  is added to
Section 1.1 of the Loan and Security Agreement and reads as follows:

                  `"Senior Exchange Notes" means the senior unsecured notes contemplated to be issued by the Borrower (subject to and to the extent permitted by the terms of this Agreement) pursuant to an exchange offer in exchange for not less than 90% (or such lesser percentage as agreed to in writing by the Agent and the Majority Lenders) of the Senior Subordinated Notes outstanding immediately prior to such issuance, which Senior Exchange Notes shall be issued in an aggregate principal amount equal to the aggregate outstanding principal amount of Senior Subordinated Notes to be exchanged therefor and for which neither the Borrower, Parent nor any of their respective affiliates shall be paid any cash or other consideration.'

                  2.5.   The definition of "Stated  Termination Date" in Section
1.1 of the Loan and Security Agreement is amended in its entirety to read as follows:

                  `"Stated Termination Date" means the fifth anniversary of the Closing Date; provided that (i) in the event the Borrower has not refinanced, repaid or extended the Senior Subordinated Notes (not less than 90%, or such lesser percentage as agreed to in writing by the Agent and the Majority Lenders, of the Senior Subordinated Notes if such notes are refinanced with Senior Exchange Notes) on terms reasonably acceptable to the Agent and the Majority Lenders prior to July 1, 2003, the Stated Termination Date means July 1, 2003, (ii) subject to clause (i) above, in the event prior to July 1, 2003 the Borrower has exchanged not less than 90% (or such lesser percentage as agreed to in writing by the Agent and the Majority Lenders) of the Senior Subordinated Notes with Senior Exchange Notes and thereafter the Senior Exchange Notes are not refinanced, repaid or extended on terms reasonably acceptable to the Agent and the Majority Lenders prior to the earlier of (x) the date six months prior to the scheduled maturity date of the Senior Exchange Notes and (y) December 31, 2003, the Stated Termination Date means the earlier of the dates referred to in such clauses (x) and (y) and (iii) subject to clauses (i) and (ii) above, in the event the Borrower has not refinanced, repaid or extended the Fonda Senior Subordinated Notes on terms reasonably acceptable to the Agent and the Majority Lenders prior to September 1, 2006, the Stated Termination Date means September 1, 2006.'

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
                  2.6.   The definition of  "Transaction  Documents"  in Section
1.1 of the Loan and Security Agreement is amended by adding the words "the Senior Exchange Notes (but only if issued)," immediately after the words "the Senior Replacement Notes (but only if issued)," contained therein.

                  2.7. The words "(or twelve (12) monthly installments with a final scheduled maturity date on March 1, 2003 if the Stated Termination Date shall be March 1, 2003)" in Section 2.3(c) of the Loan and Security Agreement are amended in their entirety to read as follows:

                  "(or if the Stated Termination Date shall be earlier than March 1, 2005, a lesser number of monthly installments with a final scheduled maturity date on such Stated Termination
                  Date)".

                  2.8. Section 8.1 of the Loan and Security Agreement is amended by (i) deleting the word "and" at the end of clause (ii) of the last sentence of such section and substituting therefor a comma and (ii) adding the following at the end of such last sentence immediately prior to the period:

                  "and (iv) with respect to any such borrowing, issuance or delivery made on or after the issuance of the Senior Exchange Notes (if issued), the indenture relating to the Senior Exchange Notes".

                  2.9. Section 9.10(A)(c)of the Loan and Security Agreement is amended by adding the words "or the Senior Exchange Notes, as the case may be" immediately after the words "the Senior Replacement Notes" in clause (x) thereof.

                  2.10. Section 9.12 of the Loan and Security Agreement is amended by adding the following to the end thereof immediately prior to the period:

                  "and unsecured guaranties by Parent and Subsidiaries of the Borrower (other than Lily Cup and the Global Entities) of the obligations of the Borrower under the Senior Exchange Notes".

                  2.11. Section 9.13 of the Loan and Security Agreement is amended by adding the words "(and unsecured Debt under the Senior Exchange Notes issued solely in exchange for Debt under the Senior Subordinated Notes, which Debt under the Senior Exchange Notes shall have such terms and conditions, and be issued pursuant to documentation, satisfactory to the Agent and the Majority Lenders)" immediately after the words "unsecured Debt under the Senior Subordinated Notes" at the beginning of clause (j) of such Section.

                  2.12. Section 9.14 of the Loan and Security Agreement is amended by (i) adding the words ", the Senior Exchange Notes" immediately after the words "the Senior Subordinated Notes, the Fonda Senior Subordinated Notes" in the second parenthetical in the first sentence of such section, in clause
(ii) of such first sentence and in the second sentence of such section, (ii) deleting the word "and" at the end of clause (iii) of the first sentence of such section and substituting a comma therefor, (iii) adding a new clause (v) at the end of clause (iv) of the first sentence of such section immediately before the period which reads as follows:

                  "and (v) not less than 90% (or such lesser percentage as agreed to in writing by the Agent and the Majority Lenders) of the outstanding Senior Subordinated Notes with the Senior Exchange Notes in an exchange offer (which Senior Exchange Notes and indenture governing same shall be satisfactory to the Agent and the Majority Lenders)"

and (iv) deleting the words "clauses (iii) and (iv)" contained in the parenthetical in the second sentence of such section and substituting therefor the words "clauses (iii), (iv) and (v)".

                  2.13. Section 9.15 of the Loan and Security Agreement is amended by deleting clause (a) of the third sentence thereof and substituting the following therefor:

                  "(a) so long as no  Event  of  Default  exists  at the time of payment or would exist immediately after giving effect thereto, Parent or the Borrower may pay the fees as required pursuant to the Management Services Agreement as in effect on the Closing Date in an aggregate amount not to exceed $2,000,000 (or such lesser amount, if any, permitted under the indenture for the Senior Exchange Notes (if issued) as in effect on the date of execution of such indenture) in any Fiscal Year (payable semi-annually 45 days after each interest payment date with respect to, and as defined in, the Senior Subordinated Notes; it being understood and agreed that in the event the Senior Subordinated Notes shall be repaid, redeemed or exchanged in full, such fees shall continue to be payable at such times as if the Senior Subordinated Notes were not repaid, redeemed or exchanged) and reimbursement for reasonable out-of-pocket expenses, provided, however, that all obligations of Parent or the Borrower to pay fees pursuant to said Management Services Agreement shall also be subordinated to the payment of all Obligations in respect of this Agreement and the other Loan Documents (including, without limitation, pursuant to the Parent Guaranty) to at least the same extent as the obligations of the Borrower in respect of the Senior Subordinated Notes are subordinated to the prior payment of "Senior Indebtedness" (as defined in the Indenture for the Senior Subordinated Notes) (it being understood and agreed that in the event the Senior Subordinated Notes shall be repaid, redeemed or exchanged in full, such subordination of such fees shall continue as if the Senior Subordinated Notes were not repaid, redeemed or exchanged);".

                  2.14. Section 9.17 of the Loan and Security Agreement is amended by (i) adding the words "and except for the amendment of the Senior Subordinated Notes and the indenture related thereto pursuant to a supplemental indenture in form and substance satisfactory to the Agent to remove covenants and events of default in such notes and indenture" to the end of the first sentence of such section immediately before the period and (ii) adding the words ", the Senior Exchange Notes" immediately before the words "or the Senior Replacement Notes" in the third sentence of such section.

                  2.15. Section 9.24 of the Loan and Security Agreement is amended to read as follows:

                  "9.24 Trade Support. The Borrower shall not permit the ratio of (x) its accounts payable on the last day of any fiscal month of the Borrower set forth below to (y) its inventory on such last day (as such accounts payable and inventory are set forth on the books and records of the Borrower and shown in the monthly financial statements of the Borrower under "Merged Domestic") to be less than the ratio set forth opposite such fiscal month:

                  ------------------------  ------------------------------------
                   Fiscal Month ending on                Ratio
                  ------------------------  ------------------------------------
                   March 30, 2003                        .33/1
                  ------------------------  ------------------------------------
                   April 27, 2003                        .45/1
                  ------------------------  ------------------------------------
                   May 25, 2003                          .45/1
                  ------------------------  ------------------------------------
                   June 29, 2003                         .45/1
                  ------------------------  ------------------------------------
                   July 27, 2003 and each For each such fiscal month,the ratio subsequent fiscal month of (x) $7,500,000 less than the through and including accounts payable for such fiscal fiscal month ending month projected on the Borrower's
                   March 28, 2004           projections   under   the   category
                                            "Merged  Domestic"  to be  delivered
                                            by the Borrower to the Agent and the
                                            Lenders on or about March 7, 2003 to
                                            (y) the inventory  for such   fiscal
                                            month  projected on such projections
                                            under    the    category     "Merged
                                            Domestic"'
                  ------------------------  ------------------------------------

                  2.16. Section 11.1(d) of the Loan and Security Agreement is amended by adding the words ", the Senior Exchange Notes" immediately after each usage of the words "Fonda Senior Subordinated Notes" in such section.

                  SECTION 3. SENIOR REPLACEMENT NOTES. Each of the Borrower and Holdings agrees that in the event that Senior Exchange Notes are issued, then the Borrower shall no longer be permitted to issue Senior Replacement Notes.

                  SECTION 4. EFFECTIVENESS.   This   Amendment   shall    become
effective upon:

                                    (a) the Agent receiving  counterparts hereof
         duly executed and delivered by the Borrower, Holdings, the Lenders and the Agent; and

                                    (b) the  Agent  receiving  for  the  ratable
benefit of the Lenders an extension fee in the amount of $1,000,000.

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
                  SECTION 5. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 6. REFERENCES TO LOAN AND SECURITY AGREEMENT. From and after the effectiveness of this Amendment and the amendments contemplated hereby, all references in the Loan and Security Agreement to "this Agreement", "hereof", "herein", and similar terms shall mean and refer to the Loan and Security Agreement, as amended and modified by this Amendment, and all references in other documents to the Loan and Security Agreement shall mean such agreement as amended and modified by this Amendment.

                  SECTION 7. RATIFICATION AND CONFIRMATION. The Loan and Security Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect. Each of the Borrower and Holdings represents and warrants that (i) all representations and warranties contained in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except to the extent that such representations or warranties expressly related to a specified prior date) and (ii) there exists no Default or Event of Default.

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
                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                                  SWEETHEART CUP COMPANY INC.


                                                  By:
                                                        ------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------




                                                  SWEETHEART HOLDINGS INC.


                                                  By:
                                                        ------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------




                                                  BANK OF AMERICA, N.A.
                                                  Individually and as Agent


                                                  By:
                                                        ------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------




                                                  CONGRESS FINANCIAL CORPORATION

                                                  By:
                                                        ------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------

                                                  WEBSTER WHITEHALL BUSINESS
                                                  CREDIT CORPORATION

                                                  By:
                                                        ------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------




                                                  TRANSAMERICA BUSINESS CREDIT
                                                  CORPORATION


                                                  By:
                                                        ------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------




                                                  PNC BANK, NATIONAL ASSOCIATION

                                                  By:
                                                        ------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------




                                                  NATIONAL CITY COMMERCIAL
                                                  FINANCE, INC.

                                                  By:
                                                        ------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------




                                                  FOOTHILL CAPITAL CORPORATION


                                                  By:
                                                        ------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------

                                                  THE CIT GROUP/BUSINESS CREDIT,
                                                  INC.

                                                  By:
                                                        ------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                        ------------------------

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